Exhibit 99.42

GOLDGROUP ACQUIRES THE MAJORITY OF CREDITORS’ RIGHTS IN MOLIMENTALES DEL NOROESTE RESTRUCTURING PROCEEDING

Vancouver, Canada – (September 18, 2025) – Goldgroup Mining Inc. (“Goldgroup” or the “Company”) (TSX-V: GGA, OTC: GGAZF) is pleased to announce that it has acquired approximately 52.7% of the creditors’ rights in Molimentales del Noroeste, S.A. de C.V. (“Molimentales”) Concurso Mercantil (restructuring proceeding equivalent to Chapter 11 in the United States). Molimentales’ primary asset is the San Francisco Mine concessions, located in Sonora, Mexico.

Goldgroup paid approximately US$3.74 million for this acquisition, which includes payments made directly to creditors as well as expenses related to the transaction. The Company anticipates incurring additional costs as it continues acquiring further creditors’ rights and works with Molimentales’ court appointed liquidator (the “Liquidator”) to complete the restructuring under the Concurso Mercantil.

By securing majority control of Molimentales’ creditors’ rights, Goldgroup is now positioned to file a Plan of Arrangement seeking approval of Molimentales’ remaining creditors and the Liquidator under the Concurso Mercantil process. The Plan of Arrangement, if successful, together with the settlement of outstanding liabilities owed to the Mexican Government in order to maintain the San Francisco Mine in good standing, will allow Goldgroup to obtain ownership of the San Francisco Mine and its associated assets—including mining concessions, processing plants, and all related infrastructure—free of liens and liabilities.

“This acquisition represents Goldgroup’s first steps towards acquiring the San Francisco Mine and its associated assets,” said Ralph Shearing CEO of Goldgroup Mining. “With majority creditor rights, we now have the legal foundation to move forward and submit a Plan of Arrangement, pursuant to which registered creditors of Molimentales will be offered settlement terms to extinguish the amounts owed to them, and subject to approval of the Liquidator and the Mexican Court having jurisdiction over the Concurso Mercantil, Goldgroup hopes to acquire Molimentales.”

The San Francisco Mine, historically one of the significant gold producers in Sonora, has substantial existing infrastructure and potential for future exploration, development, expansion and production. Securing control of this asset is aligned with Goldgroup’s vision of becoming a leading Mexican-focused mining company with operational expertise and a strong commitment to responsible mining practices.

Cautionary Statement: While the acquisition of the 52.7% of the creditors rights represents an important milestone toward resolving long-standing conflicts and advancing the recovery of the San Francisco Mine, there is no assurance that Goldgroup will obtain the necessary approvals required under the Concurso Mercantil process (including Liquidator and Mexican Court approvals and satisfactory settlement of outstanding concession fees, taxes and labour related expenses) to vest Molimentales in Goldgroup’s control. Further, there remain inherent risks and uncertainties associated with taking full control of the project. These include, but are not limited to, the approval of the proposed Plan of Arrangement, potential challenges within the Concurso Mercantil process, regulatory approvals, and the operational and financial requirements needed to successfully restart and operate the mine.

The completion of the Plan of Arrangement and proposed acquisition of Molimentales is subject to the prior approval of the TSX Venture Exchange.

The Company will provide further updates as the Concurso Mercantil process unfolds.

About Goldgroup

Goldgroup is a Canadian-based mining Company with two high-growth gold assets in Mexico. The Company has a 100% interest in the producing Cerro Prieto heap-leach gold mine located in the State of Sonora. An optimization and exploration program is underway at Cierro Prieto to significantly increase existing production and resources.

In addition, the Company holds a 100% interest in the Pinos underground gold development project in Zacatecas State. Pinos is an advanced PEA level development project. Formerly a producing mine, the Company is commissioning an updated PEA with a view to re-starting mining operations.

Goldgroup is led by a team of highly successful and seasoned individuals with extensive expertise in mine development, corporate finance, and exploration in Mexico.

For further information on Goldgroup, please visit www.goldgroupmining.com

On behalf of the Board of Directors

Ralph Shearing

CEO
+1 (604) 764-0965

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this press release.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

Certain information contained in this news release, including any information relating to future financial or operating performance, may be considered “forward-looking information” (within the meaning of applicable Canadian securities law) and “forward-looking statements” (within the meaning of the United States Private Securities Litigation Reform Act of 1995). These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Actual results could differ materially from the conclusions, forecasts and projections contained in such forward-looking information.

These forward-looking statements reflect Goldgroup’s current internal projections, expectations or beliefs and are based on information currently available to Goldgroup. In some cases, forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “projects”, “potential”, “scheduled”, “forecast”, “budget” or the negative of those terms or other comparable terminology. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

Forward-looking information is subject to a variety of known and unknown risks, uncertainties and other factors that could cause actual events or results to materially differ from those reflected in the forward-looking information, and are developed based on assumptions about such risks, uncertainties and other factors including, without limitation: receipt of all required exchange, regulatory and other interested party approvals in connection with the Concurso Mercantil process; uncertainties related to actual capital costs operating costs and expenditures; production schedules and economic returns from Goldgroup’s projects; uncertainties associated with development activities; uncertainties inherent in the estimation of mineral resources and precious metal recoveries; uncertainties related to current global economic conditions; fluctuations in precious and base metal prices; uncertainties related to the availability of future financing; potential difficulties with joint venture partners; risks that Goldgroup’s title to its property could be challenged; political and country risk; risks associated with Goldgroup being subject to government regulation; risks associated with surface rights; environmental risks; Goldgroup’s need to attract and retain qualified personnel; risks associated with potential conflicts of interest; Goldgroup’s lack of experience in overseeing the construction of a mining project; risks related to the integration of businesses and assets acquired by Goldgroup; uncertainties related to the competitiveness of the mining industry; risk associated with theft; risk of water shortages and risks associated with competition for water; uninsured risks and inadequate insurance coverage; risks associated with potential legal proceedings; risks associated with community relations; outside contractor risks; risks related to archaeological sites; foreign currency risks; risks associated with security and human rights; and risks related to the need for reclamation activities on Goldgroup’s properties, as well as the risk factors disclosed in Goldgroup’s Annual Information Form and MD&A. Any and all of the forward-looking information contained in this news release is qualified by these cautionary statements.

Although Goldgroup believes that the forward-looking information contained in this news release is based on reasonable assumptions, readers cannot be assured that actual results will be consistent with such statements. Accordingly, readers are cautioned against placing undue reliance on forward-looking information. Goldgroup expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, events or otherwise, except as may be required by, and in accordance with, applicable securities laws.